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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported)
                                December 23, 1996
                           ----------------------------------



                        STERLING CHEMICALS HOLDINGS, INC.
                  ---------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                   1-10059                   76-0185186
------------------------  -------------------------  --------------------------
(State of Incorporation)  (Commission File Number)     (IRS Employer
                                                         Identification No.)



                         1200 Smith Street, Suite 1900
                                   Houston, Texas              77002-4312
            --------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code       (713) 650-3700
                                                   --------------------------
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ITEM 5.  OTHER EVENTS.

          On December 23, 1996, Sterling Chemicals Holdings, Inc. (the "Company") entered into a definitive agreement to purchase the acrylic fiber business of Cytec Industries Inc. The information set forth in the Company's press release dated December 24, 1996, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits
                 --------

                 99.1   Press Release dated December 24, 1996.

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                                   SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 26, 1996                STERLING CHEMICALS HOLDINGS, INC.



                                       By:/s/ Robert W. Roten
                                          -------------------------------
                                          Robert W. Roten
                                          President and Chief Executive Officer

                                      -3-
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER    DESCRIPTION OF EXHIBIT
------    ----------------------

99.1      Press Release dated December 24, 1996.